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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported) June 24, 1998


                         DLJ Commercial Mortgage Corp.
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            (Exact Name of Registrant as Specified in Its Charter)


 Delaware                        333-32019                   13-3956945
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(State or Other                 (Commission                (IRS Employer
Jurisdiction                    File Number)               Identification No.)
of Incorporation)


 277 Park Avenue, New York, New York                        10172
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (212) 892-3000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On June 24, 1998, a single series of certificates, entitled DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CG1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among DLJ Commercial Mortgage Corp. (the "Registrant"), as depositor, GE Capital Loan Services, Inc., as servicer, Midland Loan Services, Inc., as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated Class S, Class A-1A, Class A-1B, Class A-1C, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2 and Class B-3 (collectively, the "Underwritten Certificates"), are being registered under the Registrant's registration statement on Form S-3 (no. 333-32019) and have been sold to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1.


Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.    Description

1.1 Underwriting Agreement, dated as of June 18, 1998, between DLJ Commercial Mortgage Corp., as seller, and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriter.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, among DLJ Commercial Mortgage Corp., as depositor, GE Capital Loan Services, Inc., as servicer, Midland Loan Services, Inc., as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator.

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                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 9, 1998


                                        DLJ COMMERCIAL MORTGAGE CORP.


                                        By:  /s/ N. Dante LaRocca
                                            ---------------------------------
                                             Name:  N. Dante LaRocca
                                             Title: Senior Vice President


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                                 EXHIBIT INDEX
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                  The following exhibits are filed herewith:


Exhibit No.                                                            Page No.
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1.1           Underwriting Agreement, dated as of June 18, 1998,
              between DLJ Commercial Mortgage Corp., as seller, and Donaldson, Lufkin & Jenrette Securities
              Corporation, as underwriter.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, among DLJ Commercial Mortgage Corp., as depositor, GE Capital Loan Services, Inc., as servicer, Midland Loan Services, Inc., as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator.